UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 22, 2008

FIRST BUSEY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	0-15959	37-1078406
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
201 West Main Street, Urbana, IL	61801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (217) 365-4528

N/A
(Former name or former address, if changed since last report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On Tuesday, January 22, 2008, the Registrant issued a press release disclosing financial results for the quarter ended December 31, 2007. The press release is made part of this Form and is attached as Exhibit 99.1.

The press release made a part of this Form includes forward looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Registrant.

These forward looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward looking statements will not be achieved. The Registrant cautions you not to place undue reliance on these forward looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward looking statements.

ITEM 8.01	OTHER EVENTS

On January 22, 2008, First Busey Corporation’s Board of Directors authorized the repurchase of up to 1,000,000 shares of the Company’s common stock. The authorization was effective January 22, 2008. The 1,000,000 shares are in addition to those shares remaining in the repurchase plan that was authorized in November 2007. The Company’s Board of Director’s authorization to repurchase its common stock has no expiration date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:
99.1	Press Release, dated January 22, 2008.
                                                                        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2008	FIRST BUSEY CORPORATION

By: /s/ Barbara J. Harrington

Name: Barbara J. Harrington
Title: Chief Financial Officer